EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX SYSTEMATICA MACRO FUND

(THE “FUND”)

Supplement dated February 16, 2018 to the Prospectus and Statement of Additional Information (“SAI”) for the Fund dated

August 1, 2017, as amended from time to time

The Board of Trustees of the Trust (the “Board”), based on information provided by the Fund’s investment adviser, Equinox Institutional Asset Management, LP, has concluded that it is in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. The Board has determined to close the Fund and redeem all outstanding shares on the Closing Date. The Board has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund is currently anticipated to occur on March 19, 2018, or such other date as may be determined by the Fund.

The Fund will cease accepting purchase orders from new and existing investors on February 16, 2018.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

In accordance with the section in the Prospectus entitled “How to Redeem Shares.” Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “More Information About Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-643-3431.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE